UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2022
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2022, Richard R. Whitt, III informed Markel Corporation (the Company) that effective 11:59:59 p.m. on December 31, 2022, he will be retiring and resigning (i) as a Co-Chief Executive Officer (Co-CEO) of the Company and (ii) as a member of the Company's Board of Directors (the Board).
In addition, on November 16, 2022, the Company announced that Thomas S. Gayner, Co-Chief Executive Officer, will become sole Chief Executive Officer on January 1, 2023, upon Mr. Whitt's retirement. Mr. Gayner will lead the continued growth of the Company's group of businesses and investments, which are organized as three engines of insurance, investments, and Markel Ventures. All of the Company's businesses share a culture referred to as the Markel Style, and Mr. Gayner will be responsible for the perpetuation of that culture, as well as ensuring that capital flows to the best opportunities to create long-term value.
The Company also announced that, effective January 1, 2023, Jeremy A. Noble, Senior Vice President and Chief Financial Officer, will become President, Insurance, of the Company. In this new position, Mr. Noble will remain an executive officer of the Company and assume leadership of the Company’s global insurance engine, reporting to Mr. Gayner.

A copy of the November 16, 2022 press release announcing Mr. Whitt’s retirement, Mr. Gayer's transition to sole Chief Executive Officer and Mr. Noble's transition to President, Insurance is furnished as Exhibit 99.1.

Also effective January 1, 2023:

•Mr. Gayner will assume sole responsibility for the functions, duties and responsibilities of the Company's principal executive officer (as set forth by rules adopted under the Securities Exchange Act of 1934 (the Exchange Act)), including relating to the Company’s periodic reporting on Form 10-Q and Form 10-K and the fulfillment of such functions, duties and responsibilities associated with the accompanying certifications to such filings, as well as the designation of the Company's principal executive officer, which had previously been shared by Mr. Gayner and Mr. Whitt, as co-principal executive officers.
•Robert C. Cox, the Company's President and Chief Operating Officer, Insurance Operations, will (i) become President and Chief Operating Officer, Global Insurance for the Company's insurance engine, reporting to Mr. Noble, and (ii) cease to be an executive officer of the Company.
•The functions, duties and responsibilities of the Company's principal financial officer (as set forth by rules adopted under the Exchange Act), including relating to the Company’s periodic reporting on Form 10-Q and Form 10-K and the fulfillment of such functions, duties and responsibilities associated with the accompanying certifications to such filings, as well as the designation of the Company’s principal financial officer, will transition from Mr. Noble to Brian J. Costanzo, the Company’s Senior Vice President, Finance, Chief Accounting Officer and Controller. Mr. Costanzo will continue to serve as the Company's principal accounting officer.
Mr. Noble, age 46, has over 20 years of accounting, finance and tax experience in the insurance and financial services industries, and has served as the Company's Senior Vice President and Chief Financial Officer since September 2018. Prior to that, Mr. Noble served as the Company's Senior Vice President, Finance from January 2018 to September 2018, Finance Director for Markel International from June 2015 through June 2018, and Managing Director, Internal Audit from September 2011 to July 2015.
Mr. Costanzo, age 44, has approximately 20 years of accounting, finance and tax experience in the insurance and financial services industries, and has served as the Company's Senior Vice President, Finance, Chief Accounting Officer and Controller since October 3, 2022. Prior to that, Mr. Costanzo served as the Company's Chief Accounting Officer and Controller from June 2021 to October 2022, Controller from November 2019 to June 2021 and Segment Controller - U.S. Insurance from March 2014 to November 2019.
In connection with his appointment as principal financial officer, the Compensation Committee of the Board approved a discretionary $100,000 cash award for Mr. Costanzo.
Neither Mr. Noble nor Mr. Costanzo has any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K of the Exchange Act, nor are any such transactions currently proposed. There are no family relationships between either Mr. Noble or Mr. Costanzo and any director or executive officer of the Company.

Additional information regarding:
•Mr. Gayner and Mr. Noble can be found in the Company’s
◦Annual Report on Form 10-K for the year ended December 31, 2021 under “Information About Our Executive Officers”; and
◦Proxy Statement for its 2022 Annual Meeting of Shareholders, including, with respect to Mr. Gayner, under “Election of Directors”; and
•Mr. Costanzo can be found in the Company's Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (SEC) on August 20, 2021.
Compensation Changes for Certain Named Executive Officers
On November 15, 2022, the Compensation Committee approved, for certain of the Company's named executive officers:
•an increase in base salary;
•an increase in the target potential for annual cash incentive awards (each, a cash award) under the Company's Executive Bonus Plan (the Non-Equity Incentive Plan), subject to performance conditions approved by the Compensation Committee; and/or
•an increase in the target potential for annual equity incentive awards (each, an equity award), payable in restricted stock units, under the Company's 2016 Equity Incentive Compensation Plan (the Equity Incentive Plan), subject to approval of the Compensation Committee.
These increases are effective beginning in the 2023 performance year.
The base salary, the target potential for cash awards under the Non-Equity Incentive Plan and the target potential for equity awards under the Equity Incentive Plan for the affected named executive officers for the 2022 and 2023 performance years, respectively, are as follows:

2022 Performance Year
		Target Potential Expressed as a Percentage of Base Salary
Name and Principal Position	Base Salary	Cash Award	Equity Award
Thomas S. Gayner Co-Chief Executive Officer	$1,050,000	150%	400%
Michael R. Heaton Executive Vice President	$650,000	100%	200%
Jeremy A. Noble Senior Vice President and Chief Financial Officer	$650,000	100%	200%

2023 Performance Year
		Target Potential Expressed as a Percentage of Base Salary
Name and Principal Position [a]	Base Salary [b]	Cash Award	Equity Award [c]

Thomas S. Gayner Chief Executive Officer	$1,050,000	200%	500%
Michael R. Heaton Executive Vice President	$775,000	150%	200%
Jeremy A. Noble President, Insurance	$775,000	150%	200%

[a] No change from 2022 performance year for Mr. Heaton.

[b] No change from 2022 performance year for Mr. Gayner.

[c] No change from 2022 performance year for Mr. Heaton or Mr. Noble.
Additional information regarding the Company’s incentive compensation program and prior performance awards can be found under the heading “Incentive Compensation” in the Company’s Proxy Statement for its 2022 Annual Meeting of Shareholders.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 16, 2022, but effective January 1, 2023, the Board amended and restated the Company's Bylaws (as amended and restated, the Amended and Restated Bylaws) to, among other things:
•incorporate additional requirements to the advance notice and other procedural requirements related to shareholder nominations for election of directors or proposals of business at meetings of shareholders, including additional information that a shareholder must include in a notice of a nomination and additional actions a shareholder must take (or refrain from taking) to comply with the SEC's universal proxy rules under Rule 14a-19 of the Exchange Act;
•eliminate references contemplating multiple Chief Executive Officers;
•give the Chief Executive Officer additional authority with respect to the appointment, removal and delegation of powers of subordinate officers; and
•make other technical, conforming, modernizing or clarifying changes in certain other provisions.
In accordance with the Amended and Restated Bylaws, to comply with the universal proxy rules, shareholders, who intend to solicit proxies in support of director nominees other than the Company’s nominees for consideration at the Company's 2023 Annual Meeting of Shareholders, must provide to the Company a notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 12, 2023.
This description of the amendments to the Company’s Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended and restated effective January 1, 2023
99.1	Press Release issued November 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

November 18, 2022	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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